Exhibit 99.1


                             JOINT FILING AGREEMENT

           The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13G and amendments thereto, in accordance with the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended.


       February 14, 2001
       -----------------
             Date

                                   HMTF HOLDINGS

                                   By:  HMTF Fund V Tech Holdings, LLC,
                                         its managing general partner

                                         /s/ David W. Knickel
                                         --------------------------------------
                                         David W. Knickel, Treasurer



                                   HMTF FUND V TECH HOLDINGS, LLC

                                   /s/ David W. Knickel
                                   --------------------------------------------
                                   David W. Knickel, Treasurer



                                   HICKS, MUSE, TATE & FURST EQUITY FUND V, L.P.

                                   By:   HM5/GP LLC, its general partner

                                         /s/ David W. Knickel
                                         --------------------------------------
                                         David W. Knickel, Treasurer



                                   HM5/GP LLC

                                   /s/ David W. Knickel
                                   --------------------------------------------
                                   David W. Knickel, Treasurer



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
                                                       *
                                   --------------------------------------------
                                   Thomas O. Hicks

                                   *By: /s/ David W. Knickel
                                        ---------------------------------------
                                        David W. Knickel, Attorney-in-Fact



















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